UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2015

Nuveen Long/Short Commodity Total Return Fund

(Exact name of registrant as specified in its charter)

Delaware	001-35710	45-2470177
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

333 West Wacker Drive Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 827-5920

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On November 20, 2015, Nuveen Diversified Commodity Fund (“CFD”) and Nuveen Long/Short Commodity Total Return Fund (“CTF,” and together with CFD, the “Funds”) provided an update on the expected time frame for the proposed conversion of the funds to ETFs. As previously announced, the purpose of the conversion is to seek a closer alignment between the Funds’ share price and net asset value. Assuming necessary regulatory clearance is obtained, the conversion of CFD and CTF to ETFs is expected to be completed in the first quarter of 2016. The conversions of both CFD and CTF require regulatory clearance, including the adoption of a new exchange rule pursuant to which the Funds’ shares will trade following the conversion. The Funds have been working with the NYSE MKT, which has initiated the rule making process for the new rule, which will ultimately require approval by the Securities and Exchange Commission. There can be no assurance that such clearance will be obtained, or if obtained, that the conversions will be completed in the anticipated time frame or will achieve their stated purpose. The Funds are not currently, and after the conversion will not be, mutual funds or any other type of investment companies within the meaning of the Investment Company Act of 1940.

A registration statement relating to the securities of each Fund that may be issued following the conversions has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement of each Fund becomes effective.

Investors planning to purchase shares of the Funds prior to year end should refer to the tax section of their respective Information Statements, review the detailed Tax Q&A located on the Fund’s website, and consult their tax advisors. Investors who buy shares at a discount to NAV and hold them through year end may be subject to an acceleration of capital gain recognition. Important information regarding the Funds’ investment strategies and risks is set forth in their respective Information Statements available on the Funds’ website.

Shareholders are able to obtain, free of charge, copies of the registration statements referred to above and any prospectus included therein, as well as any other documents filed by the Funds with the SEC at the SEC’s website at www.sec.gov, by calling Nuveen Commodities Asset Management, LLC at 877-827-5920 or by writing a Fund at 333 W. Wacker Drive, Chicago, Illinois, 60606.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVEEN LONG/SHORT COMMODITY TOTAL RETURN FUND

By: Nuveen Commodities Asset Management, LLC, its Manager

Date: November 20, 2015

/s/ William Adams IV
William Adams IV President (Principal Executive Officer)